                                                            EXHIBIT 10.53

                                 June 22, 1993



Mr. Maris Andersons
Executive Vice President and Treasurer
National Medical Enterprises, Inc.
2700 Colorado Avenue
Santa Monica, California 90404

Dear Maris:

     I am writing to confirm our understanding and agreement regarding the terms and conditions pursuant to which certain of the various agreements between National Medical Enterprises, Inc. and certain of its Subsidiaries (collectively, "NME") and The Hillhaven Corporation and certain of its subsidiaries (collectively, "Hillhaven") will be amended or cancelled.

     A.   Present Status of Relationship.  NME and Hillhaven participate in the
          ------------------------------
following arrangements:

          1.   Leased Buildings.  First Healthcare Corporation ("FHC") lease: or
               ----------------
          subleases the 23 facilities set forth on Exhibit A (the "Leased
                                                   ---------
          Facilities") from NME, pursuant to individual leases each dated as of January 26, 1990, as amended by that certain Omnibus Amendment to Leases dated as of April 1, 1992, and as further amended by that certain Second Omnibus Amendment to Leases dated as of November 12, 1992, and as individual Leases may have been amended from time to time (as so amended, the "Leases").

          2.   Obligation to Finance Purchase of Leased Facilities.  Pursuant to
               ---------------------------------------------------
          that certain Master Loan Agreement dated as of April 1, 1992, as amended by that certain First Amendment to Master Loan Agreement dated as of November 12, 1992 (as amended the "Master Loan Agreement"), NME has agreed to provide 100% financing of the purchase price if NME requires FHC to acquire the Leased Facilities pursuant to the terms of the Leases.

Mr. Maris Andersons
June 22, 1993
Page 2

          3.   Loans Made With Respect to Certain Previously Leased Facilities.
               ---------------------------------------------------------------
          Pursuant to the Master Loan Agreement, NME has financed a portion of FHC's acquisition of the 28 facilities listed on Exhibit B. The
                                                           ---------
          financing with respect to each such facility is evidenced by a promissory note and a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixtures Filing or a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing. Pursuant to its Guaranty dated as of April 1, 1992, Hillhaven has guaranteed the obligations of FHC with respect to the Master Loan Agreement and each loan made thereunder. The outstanding balance owed by Hillhaven to NME pursuant to such financing is approximately $92,200,000, plus accrued interest.

          4.   Obligation to Finance Certain Previously Leased Facilities.
               ----------------------------------------------------------
          Pursuant to that certain letter agreement dated May 31, 1990, as amended by that certain Amendment No. One to Commitment Letter dated as of May 1, 1991 (as amended, the Commitment Letter"), NME agreed to loan not in excess of $22.5 million with respect to the purchase by FHC of the five facilities set forth on Exhibit C. Pursuant to the
                                                  ---------
          Commitment Letter, FHC has borrowed from NME approximately $6,000,000 with respect to the purchase of Clayton House (No. 445). In addition, NME has provided "wrap" financing in the amount of $1,452,626.43 with respect to the purchase of Greenbriar Terrace (No. 592) and $893,194.45 with respect to the purchase of Birchwood Terrace (No.
          559).

          5.   Promissory Note/Note Guarantee Agreement.  Pursuant to that
               ----------------------------------------
          certain Promissory Note dated January 31, 1990, as amended by that certain First Amendment to Promissory Note dated as of May 1, 1991 (as amended, the "Promissory Note"), NME loaned FHC the original principal amount of $135,859,396. As of the date hereof, the principal amount of the Promissory

Mr. Maris Andersons
June 22, 1993
Page 3

          Note is $49,059,396, plus accrued interest; no amounts are outstanding with respect to the $18 million of the Promissory Note that was converted to a revolving credit facility. Pursuant to that certain Note Guarantee Agreement dated as of January 31, 1990, Hillhaven agreed to guarantee FHC's obligations under the Promissory Note.

          6.   Revolving Credit and Term Loan Agreement.  Pursuant to that
               ----------------------------------------
          certain Revolving Credit and Term Loan Agreement dated as of January 31, 1990, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated as of November 12, 1992 (as amended, the "Credit Agreement"), NME agreed to loan Hillhaven up to $50 million.

          7.   Guarantee Reimbursement Agreement.  Pursuant to that certain
              ----------------------------------
          Guarantee Reimbursement Agreement dated as of January 31, 1990, as amended by amendments thereto dated as of October 30, 1990, May 30, 1991, October 2, 1991, April 1, 1992, November 12, 1992, February 19,
          1993 and two amendments each dated May 28, 1993 (as amended, the "Guarantee Reimbursement Agreement"), Hillhaven agreed to pay NME a fee with respect to the "Obligations" (as defined therein) and to reimburse NME for any payments NME is required to make with respect to the Obligations. Certain of the Obligations represent rental payments with respect to facilities which NME leases or subleases from third parties and as to which NME assigned a portion of its leasehold interest to FHC, but did not assign all of the renewal or purchase options contained in such leases or subleases. Exhibit D sets forth
                                                         ---------
          those facilities leased from third parties where NME or Hillhaven leased, subleased or assigned its leasehold interest to other third parties, including NME's renewal and/or purchase option with respect thereto, but where NME did not assign to FHC such renewal and/or purchase options

Mr. Maris Andersons
June 22, 1993
Page 4

          (the "Third Party Leased Facilities").

          8.   Common Stock Ownership.  As of the date hereof, NME owns
               ----------------------
          14,390,737 shares of Hillhaven's Common Stock.

          9.   Series C Preferred Stock Ownership.  As of the date hereof, NME
               ----------------------------------
          owns 35,000 shares of Hillhaven's Series C Preferred Stock.

          10.  Warrants.  As of the date hereof, NME owns warrants (the
               --------
          "Warrants") to purchase 30 million shares of Hillhaven's Common Stock. Pursuant to that certain Warrant and Registration Rights Agreement dated as of January 30, 1990, Hillhaven agreed to register the shares covered by the Warrants under the terms and conditions set forth therein.

          11.   Management Agreements.  Pursuant to Management Agreements, each
                ---------------------
          dated as of January 31, 1990, Hillhaven manages on behalf of NME the seven facilities set forth on Exhibit E.
                                        ---------

          12.  Miscellaneous Agreements.  Hillhaven and NME have entered into
               ------------------------
          the following agreements each dated as of January 31, 1990:

               a.   Employee and Employee Benefits Agreement;

               b.   Government Programs Agreement;

               c.   Insurance Agreement;

               d.   Services Agreement; and

               e.   Tax Sharing Agreement.

     B.   Agreement to Restructure Arrangements. NME and Hillhaven have agreed
          -------------------------------------
to make significant changes to a

Mr. Maris Andersons
June 22, 1993
Page 5


number of the aforesaid agreements. Such changes are being made for the benefit of both parties after significant negotiations for the purposes of: (1) allowing FHC to purchase the Leased Facilities; (2) paying off all debt owed by FHC to NME; (3) removing NME from liability with respect to a significant portion (approximately $400,000,000) of the Obligations; (4) capping Hillhaven's maximum guaranty fee on the Obligations under the Guarantee Reimbursement Agreement; and
(5) relieving NME of it. loan commitments to Hillhaven. In particular, we have agreed to the following actions:

          1.   Purchase of Leased Facilities.  FHC shall purchase the Leased
               -----------------------------
          Facilities at an aggregate $23.6 million discount off the aggregate option amount of $135,400,000 (as set forth in Exhibit A hereto), to
                                                         ---------
          be allocated among the Leased Facilities as the parties shall mutually agree. Pending the consummation of the transactions set forth herein, NME shall not exercise its options under the Leases to require FHC to purchase any of the Leased Facilities. NME shall pay any prepayment penalty or similar charge payable with respect to the payoff of third party debt on the Leased Facilities.

          2.   Pay Off Debt.  FHC shall repay all debt which it currently owes
               ------------
          to NME including interest thereon. This debt includes loans made pursuant to the Master Loan Agreement (with an aggregate balance of approximately $92.200,000 as of June 1, 1993), the Promissory Note (with a balance of approximately $49,100,000 as of June 1, 1993) and loans made with respect to Clayton House (No. 445), Birchwood Terrace Healthcare (No. 559) and Greenbriar Terrace Healthcare (No. 592). NME shall pay any prepayment penalty or similar charge payable with respect to the payoff of third party debt of Birchwood Terrace Healthcare and Greenbriar Terrace Healthcare.

Mr. Maris Andersons
June 22, 1993
Page 6

          3.   Release of Obligations to  Provide Financing.  NME shall be
               --------------------------------------------
          released from its obligation to provide any further financing to FHC under the Credit Agreement, the Master Loan Agreement, the Promissory Note or the Commitment Letter and any other commitments by NME to provide financing to Hillhaven. Pending consummation of the transactions set forth herein, Hillhaven shall not borrow from NME any additional amounts under these financing arrangements.

          4.   Series D Preferred Stock.  Hillhaven shall issue to NME, and NME
               ------------------------
          shall purchase from Hillhaven, shares (representing $120 million) of a newly created Series D Preferred Stock. Such Series D Preferred Stock shall (a) be non-voting; (b) be redeemable by Hillhaven at any time for cash; (c) be redeemed by Hillhaven at any time at NME's request to fund NME's exercise of all, but not less than all, of the Warrants;
          (d) shall be redeemed by Hillhaven at NME's request at any time following the occurrence of a "Designated Event" (as defined in the Promissory Note) unless such Designated Event occurs on account of a transfer by NME of any of its equity interest in Hillhaven; and (e) provide for dividends "payable-in-kind" in Series D Preferred Stock ("PIK"), at the rates (compounded annually) of: 6.5% from the date of issuance through August 31, 1994; 5.5% from September 1, 1994 through August 31, 1995; 4.5% from September 1, 1995 through August 31, 1996; and 4% thereafter; provided, however, that dividends there for shall
                             --------  -------
          be paid quarterly in cash commencing on the earlier to occur (the "Conversion Date") of (i) the sixth anniversary of the closing of the Bank Financing (as defined below) or (ii) three months after the stated initial maturity of the Bank Financing; provided further,
                                                         -------- -------
          however, that upon NME's exercise  of all, but not less than all, of
          -------
          the Warrants, the rate in effect at such time shall be fixed as the rate

Mr. Maris Andersons
June 22, 1993
Page 7

          applicable to the remaining Series D Preferred Stock (including PIK dividends) thereafter; provided further, however, that in the event
                                 -------- -------  -------
          that NME has not exercised all of the Warrants by the Conversion Date, the annual dividend payable on and after the Conversion Date shall be paid in cash up to $5,745,000, and then any remainder shall be paid in PIK preferred stock.

          5.   Amendment to Guarantee Reimbursement Agreement.  The  Guarantee
               ----------------------------------------------
          Reimbursement Agreement shall be amended to provide: (a) when any Obligations are paid off in full with proceeds from the Financing (as defined below), the fee payable with respect to those Obligations that have been paid off during the fiscal year ending May 31, 1994 with proceeds from the Financing shall be prorated to the date of payoff;
          (b) that, commencing with the first quarter following completion of the Financing, the amount of Obligations shall be calculated quarterly, at the end of each quarter, instead of annually, for the purpose of determining the fee payable by Hillhaven for the following quarter thereunder; and (c) that the maximum guarantee fee payable by Hillhaven is two percent (2%) per annum of the Obligations.

          6.   Third  Party  Leased  Facilities.  With respect to the Third
               --------------------------------
          Party Leased Facilities, NME shall assign to FHC its renewal and/or purchase options under such underlying leases (along with the leases for any facilities which are part of a "basket" to which such Third Party Leased Facilities belong). Such assignments, however, shall restrict FHC's ability to exercise such renewal and/or purchase options unless required to do so (a) as a result of the exercise of any of such options by a sublessee or assignee of any of such Third Party Leased Facilities, or (b) in order to comply with the terms of the subleases or assignments to such sublessees or

Mr. Maris Andersons
June 22, 1993
Page 8

          assignees. Such assignments shall also prohibit FHC from further assignments of such options to third parties. The Guarantee Reimbursement Agreement shall be further amended to provide that in the event that FHC or its sublessee or assignee exercises any of such renewal options, then the rents during the period of such renewal shall be deemed to be part of the Obligations as of the date of exercise.

          7.   Repayment of Certain Guaranteed Obligations.  Hillhaven shall
               -------------------------------------------
          in the case of the industrial development bond financings referred to in clause (e) below shall use its best efforts to cause within a reasonable period following the closing of the Financing, the following obligations to be repaid (or otherwise cause NME to be effectively removed from liability or financial responsibility with respect to):

               a.   THC Facilities financing;

               b.   Hillhaven's portion of the MP Funding financing;

               c. Third party debt with respect to Hillhaven's Performance Investment Plan;

               d.   Hillhaven's accounts receivable financing; and

               e.   Industrial development bond financing set forth in
                    Exhibit F.
                    ---------

          8.   Series C Preferred Stock.  The Series C Preferred Stock will be
               ------------------------
               amended: (a) to permit the issuance of PIK dividends and the accrual of cash dividends on the Series D Preferred Stock, and redemption of the Series D Preferred Stock if NME requests the redemption to fund its exercise of all the Warrants, even if the

Mr. Maris Andersons
June 22, 1993
Page 9

               dividends on the Series C Preferred Stock are in arrears; and (b) to provide that the Series C Preferred Stock shall be redeemed by Hillhaven at NME's request at any time following the occurrence of a "Designated Event" (as defined in the Promissory Note). Hillhaven will not use the proceeds from the Financing (as defined below) or the proceeds from sale of the Series D Preferred Stock to redeem any of the shares of the Series C Preferred Stock.

     C.   Conditions to Effectiveness.  The foregoing changes will only be
          ---------------------------
effective upon completion of the actions required under Section B (excluding, however, the actions set forth under Section B(7)(e), as to which Hillhaven shall be obligated to use its best efforts to complete such actions within a reasonable period following the closing of the Financing) of this Agreement and satisfaction of each of the following conditions:

          1. The transactions shall be approved by the Boards of Directors or committees of the Boards of Directors of NME and Hillhaven.

          2. Hillhaven shall obtain satisfactory third party bank financing in the approximate amount of $400 million (the "Bank Financing").

          3. Hillhaven shall successfully complete a public or private debt financing in the approximate amount of $175 million (the "High Yield Financing;" the Bank Financing and the High Yield Financing being collectively referred to as the "Financing").

          4. FHC shall obtain regulatory and other consents and approvals necessary to acquire the Leased Facilities.

          5. Appropriate documents satisfactory to NME and Hillhaven shall be prepared and executed evidencing the transactions.

Mr. Maris Andersons
June 22, 1993
Page 10

     In the event that any of the foregoing conditions cannot be satisfied for any reason or any of the actions required under Section B of this Agreement are not completed by November 1, 1993, neither party shall have any liability to the other and all obligations hereunder shall cease.

     D.   Effect on Agreements.  Except as provided for in this letter, each of
          --------------------
the agreements between NME and Hillhaven shall remain unmodified and in full force and effect.

     E.   Expenses.  Each party shall bear its own costs and expenses in
          --------
connection with the transaction contemplated in this letter.

     F.   Disclosure of Transactions.  NME and Hillhaven must approve the form
          --------------------------
and content of any public statement or press release concerning these transactions, whether in writing or verbally, prior to the release or issuance thereof.

     G.   Cooperation.  The parties agree to execute and deliver such other
          -----------
documents and instruments and do all such other acts and things as may be reasonably required to give effect to the agreements contained in this letter.

     H.   Modification; Governing Law.  No amendment or modifications of this
          ---------------------------
letter shall be effective unless in writing signed by the parties. This letter shall be governed by and construed in accordance with California law.

     Please indicate your agreement with the forgoing agreement by executing the enclosed duplicate copy of this letter where indicated below and returning it to my attention. This letter may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

                                                  Very truly yours

                                                  THE HILLHAVEN CORPORATION

                                                  By [SIGNATURE NOT LEGIBLE]
                                                     ------------------------
                                                       Senior Vice President

Mr. Maris Andersons
June 22, 1993
Page 11


                                                  FIRST HEALTHCARE CORPORATION


                                                  By:[SIGNATURE NOT LEGIBLE]
                                                     -------------------------
                                                      Senior Vice President

Accepted and agreed this 22 day of June, 1993.

NATIONAL MEDICAL ENTERPRISES, INC.


By: ______________________________

NME PROPERTIES CORP.



By: ______________________________

NME PROPERTIES, INC.



By: ______________________________

NORTHWEST CONTINUUM CARE CENTER, INC.



By: ______________________________

Mr. Maris Andersons
June 22, 1993
Page 12


                                             By:____________________________


                                             FIRST HEALTHCARE CORPORATION


                                             By: ___________________________



Accepted and agreed this 22nd day of June,  1993.
                         ----        ----

NATIONAL MEDICAL ENTERPRISES, INC.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

NME PROPERTIES CORP.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

NME PROPERTIES, INC


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

Mr. Maris Andersons
June 22, 1993
Page 13


NORTHWEST CONTINUUM CARE CENTER, INC.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

FLAGG INDUSTRIES, INC.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

NME PROPERTY HOLDING CO., INC.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

NME PROPERTIES WEST, INC.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

GUARDIAN MEDICAL SERVICES, INC.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

NME ARIZONA, INC.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

SEDGEWICK CONVALESCENT CENTER, INC


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

HAMMOND HOLIDAY HOME


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

Mr. Maris Andersons
June 22, 1993
Page 14


LAKE HEALTH CARE FACILITIES, INC.


By:[SIGNATURE NOT LEGIBLE]
   -------------------------------
     Senior Vice President

                                   EXHIBIT A
                                   ---------

No.       Facility Name                          Option Price
-----     -------------                          ------------
116       Hillhaven Rehab. & Conv. Center        4,300,000
               Durham, North Carolina

117       East Manor Medical Care Center         5,700,000
          Sarasota, Florida

149       Fair Oaks Healthcare Center            6,600,000
               Fair Oaks, California

150       Hillhaven/San Francisco               12,100,000
               San Francisco, California

180       Hillhaven Convalescent Center          3,300,000
               Vancouver, Washington

286       Columbia Nursing Plaza                 7,300,000
               Evansville, Indiana

416       Park Place Hillhaven Conv. Center      7,800,000
               Great Falls, Montana

436/437   Valley House Healthcare/Apts.          4,000,000
               Tucson, Arizona

563       Camelot Nursing Home                   1,800,000
               New London, Connecticut

565       Hamilton Pavilion Healthcare           2,900,000
               Norwich, Connecticut

566       Hillhaven of Windsor                   2,700,000
               Windsor, Connecticut

568       Parkway Pavilion Healthcare            3,000,000
               Enfield, Connecticut

572       Winchester Place                       7,400,000*
               Canal Winchester, Ohio

707       Guardian Care of Monroe                5,800,000
               Monroe, North Carolina

738       Hillhaven, Alameda, California         7,300,000

770       Vallhaven Care Center                  5,800,000
               Neenah, Wisconsin

783       Lexington Manor Health Care            6,100,000
               Lexington, Kentucky

802       Hillhaven Convalescent Center          6,900,000
               Akron, Ohio

806       Hillhaven Convalescent Center          7,000,000
               Chapel Hill, North Carolina

____________________

     * Sale evidenced by assignment of sublease and all options and rights to purchase of NME, as to Canal Winchester I, and deed conveying fee interest in Canal Winchester II


818       Hillhaven, Little Rock, Arkansas       4,500,000

826       Hillhaven Rehab & Conv. Center         5,200,000

836       Medicenter/Tampa                       5,000,000
               Tampa, Florida

851/852   Villa Campana Health Center/          12,900,000
          Retirement, Tucson, Arizona
                                              ------------
                                               135,400,000

                                      -2-                         Exhibit A

                                   Exhibit B
                                   ---------

     No.                Facility Name
     ---                -------------
1.   593     Hanover Terrace, Hanover, New Hampshire
2.   779     Westview Manor, Bedford, Indiana
3.   145     Reno Healthcare, Reno, Nevada
4.   433     Parkview Acres, Dillon, Montana
5.   462     Queen Anne, Seattle, Washington
6.   481     Park Manor, Rawlins, Wyoming
7.   483     Sage View, Rock Springs, Wyoming
8.   767     Colony-Oaks, Appleton, Wisconsin
9.   859     Castle Garden, Northglenn, Colorado
10.  203     Hillhaven-Willow Pass, Concord, California
11.  420     Maywood Acres, Oxnard, California
12.  125     Titusville, Titusville, Florida
13.  136     Hillhaven-LaSalle, Durham, North Carolina
14.  842     Medicenter-Virginia Beach, Virginia Beach, Virginia
15.  706     Guardian Care of Henderson, Henderson, North Carolina
16.  711     Guardian Care of Kinston, Kinston, North Carolina
17.  713     Guardian Care of Zebulon, Zebulon, North Carolina
18.  114     Arden Nursing Home, Seattle, Washington
19.  115     Palm Beaches, West Palm Beach, Florida
20.  155     Savannah Convalescent, Savannah, Georgia
21.  158     Bellingham Care, Bellingham, Washington
22.  188     Hillhaven Rehab, Wilmington, North Carolina
23.  191     Silas Creek, Winston-Salem, North Carolina
24.  320     Hillhaven Convalescent, Burlingame, California
25.  427     Twin Pines, Santa Paula, California
26.  645     Hillhaven Rehab, Marietta, Georgia
27.  690     Wasatch Villa, Salt Lake City, Utah
28.  727     Brookvue Convalescent, San Pablo, California

                                                                 Exhibit B

                                   Exhibit C
                                   ---------

No.               Facility Name
----              -------------
445            Clayton House, Ballwin, Missouri

559            Birchwood Terrace, Burlington, Vermont

591            Dover House, Dover, New Hampshire

592            Greenbriar Terrace, Nashua, New Hampshire

822            Memphis-Hillhaven Convalescent, Memphis, Tennessee

                                                                Exhibit C

                                   Exhibit D
                                   ---------

No.            Facility Name
---            -------------
272            Hughes Springs Nursing Home
               Hughes Springs, Texas

273            Pinecrest Convalescent Home
               Daingerfield, Texas

274            Coastal Care Center
               Texas City, Texas

275            Great Southwest Convalescent Center
               Grand Prairie, Texas

292            Twin City Nursing Home
               Gas City, Indiana

298            Driftwood Convalescent Hospital
               Yuba City, California

299            Marysville Convalescent Hospital
               Marysville, California

305            University Nursing Center
               Upland, Indiana

880            Four States Nursing Home
               Texarkana, Texas

881            Southwest Senior Care Center
               Las Vegas, New Mexico

                                                            Exhibit D

                                   Exhibit E
                                   ---------

No.            Facility Name
---            -------------
902            Alvarado Convalescent, San Diego, California

974            J.D. French Center, Los Alamitos, California

169            Menorah House, Palm Beach, Florida

815            Del Ray Beach, Del Ray Beach, Florida

978            Northshore Living Center, Slidell, Louisiana

993            Brookhaven Nursing Center, Carrollton, Texas

990            Jo Ellen Smith, New Orleans, Louisiana

                                                                    Exhibit E

                                   Exhibit F
                                   ---------

                                                      Original
                                                     Principal
      Facility No./Name        Letter of Credit        Amount
      -----------------        ----------------     -----------
1.   322  Meadowview               Wachovia              842,000

2.   324  Spring Valley            Wachovia            1,355,000

3.   325  Glenwood                 Wachovia              985,000

4.   501  Blue Hills               Wachovia              889,000

5.   503  Brigham Manor            Wachovia              743,000

6.   507  Country Manor            Wachovia            1,518,000

7.   508  Crawford House           Wachovia            1,280,000

8.   509  Crestwood                Wachovia              900,000

9.   513  Hallmark                 Wachovia            1,100,000

10.  514  Forge Pond               Wachovia            1,116,000

11.  516  Hammersmith              Wachovia              492,000

12.  517  Oakwood                  Wachovia            1,130,000

13.  518  Timberlyn                Wachovia              885,000

14.  521  Sandalwood               Wachovia              875,000

15.  581  Blueberry Hill           Wachovia            2,025,000

16.  853  Kachina Point (7/93)     Wachovia            4,230,000**

17.  982  Village Square           Wachovia            4,410,000
                                                     -----------

                                    Subtotal          24,775,000


18.  7100 Campana del Rio         Swiss Bank          10,750,000

19.  7105 Kachina Point           Swiss Bank           6,200,000

20.  7125 Castle Gardens          Swiss Bank           5,000,000

21.  7185 Crosslands              Swiss Bank           5,900,000
                                                     -----------

                                    Subtotal          27,850,000


22.  350  Valley Gardens           Bank Cal            3,580,000

23.  981  Foothill                 Bank Cal            4,265,000
                                                     -----------

                                    Subtotal           7,845,000

                                                                    Exhibit F
____________________

     **The Bonds with respect to this facility will be refunded under the Wachovia program in July 1993.

                                                      Original
                                                     Principal
      Facility No./Name        Letter of Credit        Amount
      -----------------        ----------------     -----------
24.  922  Windsor Woods          Kredietbank           3,675,000

25.  955  Heritage Villa         Kredietbank           3,130,000

26.  1106 Springfield            Kredietbank           6,255,000

27.  7137 Woodhaven              Kredietbank           9,500,000

28.  7165 Hearthstone            Kredietbank           8,440,000
                                                      ----------
                                    SUBTOTAL          31,000,000


29.  210  Californian              Seafirst            4,900,000

30.  947  St. George               Seafirst            2,700,000

31.       Chico                    Seafirst            4,400,000
                                                      ----------
                                    SUBTOTAL          12,000,000


                   TOTAL                             103,470,000
                                                     ===========

                                                                Exhibit F

                                      -2-